UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2008

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Last Mile Logistics Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-52301	65-1001573
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6675 Amberton Drive, Elkridge, Maryland 21075

(Address of Principal Executive Office) (Zip Code)

(310) 931-1771

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 12, 2008, Last Mile Logistics Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Golden Gate Investors, Inc. (the “Investor”).  The aggregate purchase price was $1,000,000 for the initial tranche and the investment was as follows:

The Securities Purchase Agreement includes six tranches.  The initial tranche consists of a 7 ¾ % convertible debenture (the “Debenture”) issued by the Company, in exchange for $100,000 in cash and a 8 % Secured Promissory Note (the “Promissory Note”) for $900,000 issued by the Investor which matures on June 12, 2012.  The Promissory Note contains a prepayment provision which requires the Investor to make prepayments of interest and principal of $200,000 monthly upon satisfaction of certain conditions. One of the conditions to prepayment is that shares of the Company’s Common Stock issued pursuant to the conversion rights under the Debenture must be freely tradable under Rule 144 of the Securities Act of 1933, as amended.  Pursuant to the terms of the Debenture, the Investor shall have the right from time to time, and at any time on or prior to maturity to convert all or any part of the outstanding and unpaid principal amount of this Debenture into fully paid and non-assessable shares of the Company’s Common Stock, $.0001 par value per share.  The number of shares of Common Stock to be issued upon each conversion of the Debenture shall be determined by dividing the amount of principal and accrued interest to be converted (“Conversion Amount”) by the applicable conversion price then in effect on the date specified in the notice of conversion, as set forth in Exhibit A to the Debenture (the “Notice of Conversion”).  The conversion price shall be equal to the lesser of: (i)$0.50 or (ii) the average of the lowest three (3) volume weighted average prices of the Company’s Common Stock as reported on the OTC Bulletin Board (the “Volume Weighted Average Price”) during the twenty (20) trading days prior to the date of the Conversion Notice (the “Conversion Date”) multiplied by .8.

Provided that no event of default exists, as defined in the Debenture, the second through sixth tranche of the financing (the “Additional Debentures”) consists of the Company selling and the Investor purchasing a debenture in the principal amount of $1,000,000 in exchange for a purchase price of $1,000,000, with such purchase price paid via a cash payment of $100,000 and the issuance of a promissory note in the principal amount of $900,000, with the form of and terms of the Additional Debentures and the Second Promissory Note through Sixth Promissory Note (the “Additional Promissory Notes”) and payment of the purchase price subject to the same terms and conditions of the Securities Purchase Agreement, the Debenture and the Promissory Note, provided that the Discount Multiplier (as defined in the Additional Debentures) shall be 80%, and when the Additional Debenture is issued, the term “Debenture” as used in the Securities Purchase Agreement shall be deemed to include the Additional Debentures in all respects and when the Additional Promissory Notes are issued, the term “Promissory Note” as used in the Securities Purchase Agreement shall be deemed to include the Additional Promissory Notes in all respects.  Pursuant to the Securities Purchase Agreement, the Investor may eliminate the requirement to purchase the Additional Debentures by a payment to the Company of $25,000, which payment shall be reduced under certain conditions to $5,000 or $0.

If the Investor elects to convert a portion of the Debenture and, on the day that the election is made, the Volume Weighted Average Price per share of the Company’s Common Stock is below $0.05 per share, the Company shall have the right to prepay that portion of the Debenture that the Investor elected to convert, plus any accrued and unpaid interest, at 150% of such amount. In the event that the Company elects to prepay that portion of the Debenture, the Investor shall have the right to withdraw its Conversion Notice.  Pursuant to its terms, the Investor may not convert the principal amount of the Debenture to the extent that, following such conversion, the Investor would beneficially own in excess of 4.99% of the Company’s outstanding Common Stock, which cap may be increased to 9.99% or entirely removed by the Investor on not less than 61 days’ prior notice.

Finally, in the event that the Company obtains a commitment for any other financing (either debt, equity, or a combination thereof) which is to close during the term of the Debenture, Investor shall be entitled to a right of first refusal to enable it to, at Investor’s option, either: (i) match the terms of the other financing, or (ii) add additional principal to the Debenture, in the amount of such other financing, on the same terms and conditions as the Debenture.

Pursuant to the terms of the Securities Purchase Agreement, the Investor does not have any registration rights.

Other than their relationship as a result of the Securities Purchase Agreement, there is no material relationship between the Company and the Investor.

The information set forth above is qualified in its entirety by reference to the actual terms of the Securities Purchase Agreement, Debenture and Promissory Note attached to the Company’s initial 8-K as Exhibits 10.1, 10.2 and 10.3 filed with the SEC on April 23, 2008 and which are incorporated herein by reference.

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 of this Current Report.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 of this Current Report.

Upon closing of the above-referenced transactions, we believe that the offer and sale of these securities will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2) and 4(6) thereof, and Rule 506 of Regulation D of the Securities and Exchange Commission and from various similar state exemptions.  In connection with the sale of these securities, the Company relied on the Investors’ written representations that it was either an “accredited investor” as defined in Rule 501(a) of the Securities and Exchange Commission or a “qualified institutional buyer” as defined in Rule 144A(a).   In addition, neither the Company nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.

ITEM 9.01     FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement

10.2	Form of Convertible Debenture

10.3	Form of Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAST MILE LOGISTICS GROUP, INC.

	By:	/s/ Regina R. Flood
Date: June 16, 2008		Regina R. Flood Chief Executive Officer

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